Non-Consolidated Affiliates	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Equity Method Investments and Joint Ventures [Abstract]
Non-Consolidated Affiliates

9. Non-Consolidated Affiliates

The Legacy SLP Interest

In connection with the Exchange Offer, we acquired a special limited partnership interest in the Legacy Investors Partnerships (the “Legacy SLP Interest”) valued at $303.7 million in exchange for issuing shares in the Company. As a result, we became a special limited partner in the Legacy Investors Partnerships. The Legacy SLP Interest entitles us to the equivalent of performance distribution payments that would have been paid to the general partner of the Legacy Investors Partnerships and an income allocation on a similar basis. Our income allocation is equal to the general partner’s former contractual rights to the income of the Legacy Investors Partnerships. The Legacy SLP Interest is treated as an equity method investment as our Manager is also the Manager of the Legacy Investors Partnerships and has the ability to exercise significant influence. As the Legacy Investors Partnerships are no longer participating in investment opportunities after June 30, 2020, the value of the Legacy SLP Interest is expected to decline over time. The Legacy Investors Partnerships own a non-controlling interest in Old RPI.

The income allocation from the Legacy SLP Interest is based on an estimate as the Legacy Investors Partnerships are private partnerships that report on a lag. Management’s estimate of equity in earnings from the Legacy SLP Interest for the current period will be updated for actuals in the subsequent period. During the three months ended June 30, 2020, we received cash distributions of $5.3 million from the Legacy Investors Partnerships and recorded an income allocation of $20.2 million within Equity in (earnings)/loss of non-consolidated affiliates. During the six months ended June 30, 2020, we received cash distributions of $12.2 million and recorded an income allocation of $23.4 million within Equity in (earnings)/loss of non-consolidated affiliates.

The Avillion Entities

We account for our partnership interests in Avillion Financing I, LP (“Avillion I”) and BAv Financing II, LP (“Avillion II”, or, together, the “Avillion Entities”) as equity method investments because RPIFT has the ability to exercise significant influence over the entities.

On December 19, 2017, the Avillion Entities announced that the FDA approved a supplemental New Drug Application for Pfizer’s BOSULIF® (bosutinib). Avillion I is eligible to receive fixed payments from Pfizer based on this approval. Subsequent to the asset sale, the only operations of Avillion I are the collection of cash and unwinding of discount on the series of fixed annual payments due from Pfizer. We received distributions of $13.4 million and $14.1 million from Avillion I during the six months ended June 30, 2020 and 2019, respectively, in connection with Avillion I’s receipt of the fixed annual payments due under its co-development agreement with Pfizer.

In March 2017 RPIFT entered into an agreement to invest approximately $15.0 million to fund approximately 50% of the costs of a phase II clinical trial for the use of Merck KGaA’s anti-IL 17 nanobody M1095 (the “Merck Asset”) for the treatment of psoriasis in exchange for certain milestone and royalty payments. In May 2018 RPIFT entered into an additional agreement to invest up to $105.0 million in Avillion II over multiple years to fund approximately 44% of the costs of Phase II and III clinical trials to advance Pearl Therapeutics, Inc.’s product PT-027 (the “AZ Asset”) through a global clinical development program for the treatment of asthma in exchange for a series of deferred payments and success-based milestones.

In December 2019, the Avillion II agreement was amended to increase RPIFT’s funding commitment by an additional $4.0 million in respect of the Merck Asset, for a total funding cap of $19.0 million. We received a distribution of $21.3 million from Avillion II in respect of the Merck Asset, for which development has ceased, during the three months ended June 30, 2020.

RPIFT had $41.5 million and $70.8 million of unfunded commitments related to the Avillion Entities as of June 30, 2020 and December 31, 2019, respectively. Our maximum exposure to loss at any particular reporting date is limited to the current carrying value of the investment plus the unfunded commitments.

9. Non-Consolidated Affiliates

In 2014, RPIFT entered into an agreement to invest up to $46.0 million to fund approximately 40% of the costs of a clinical trial for the use of Bosulif in first line treatment of chronic myeloids leukemia. RPIFT’s investment in the entity that is funding the clinical trials, Avillion Financing I, LP (“Avillion” or “Avillion I”) was made through multiple capital calls. RPIFT met its total funding commitment of $46.0 million in December of 2016. We account for our partnership interests in the Avillion entities as equity method investments because RPIFT has the ability to exercise significant influence over the entity.

On December 19, 2017, Avillion announced that the FDA approved a supplemental New Drug Application for Pfizer’s BOSULIF® (bosutinib). Avillion is eligible to receive fixed payments from Pfizer based on this approval. As a result, Avillion recognized a gain on the sale of its in-process R&D intangible asset equal to the present value of a series of guaranteed fixed annual payments due from Pfizer over a 10 year period. Our portion of this non-recurring gain amounted to approximately $165.0 million in 2017. Subsequent to the asset sale, the only operations of Avillion I are the collection of cash and unwinding of discount on the series of fixed annual payments due from Pfizer. We received distributions of $14.1 million and $39.4 million from Avillion I during the year ended December 31, 2019 and 2018, respectively, in connection with Avillion’s receipt of the fixed annual payments due under its co-development agreement with Pfizer.

In March 2017 RPIFT entered into an agreement to invest approximately $15.0 million to fund approximately 50% of the costs of a phase II clinical trial for the use of Merck KGaA’s anti-IL 17 nanobody M1095 (the “Merck asset”) for the treatment of psoriasis. Similar to Avillion I, RPIFT’s investment in the development of Merck KGaA’s M1095 is held through its restructured A Limited Partner interests (discussed below) and 50% economic ownership in Class A ordinary shares in the entity that is funding the clinical trials, BAv Financing II, LP (“Avillion II”), and will be funded through multiple capital calls. In December 2019, the agreement was amended to increase RPIFT’s funding commitment by an additional $4.0 million, for a total funding cap of $19.0 million.

In May 2018 RPIFT entered into an additional agreement to invest up to $105.0 million over multiple years to fund approximately 44% of the costs of Phase II and III clinical trials of Avillion II. Avillion II simultaneously entered into a co-development agreement with AstraZeneca, to advance PT-027 (the “AZ asset”) through a global clinical development program for the treatment of asthma in exchange for a series of deferred payments and success-based milestones. Upon entering into this agreement, Avillion II was restructured to designate existing shareholders, those who have rights associated with the Merck asset, as A Limited Partners, and the creation of B Limited Partners, with rights related to the AZ asset. RPIFT continues to hold an investment in the Merck asset, and now also owns B Limited Partner interests and 44% of the economics through the B ordinary shares related to the AZ asset.

RPIFT had $70.8 million and $93.8 million of unfunded commitments related to the Avillion entities as of December 31, 2019 and 2018, respectively. Our maximum exposure to loss at any particular reporting date is limited to the current carrying value of the investment plus the unfunded commitments.